EQ ADVISORS TRUST

SUPPLEMENT DATED JANUARY 19, 2007 TO THE PROSPECTUS DATED MAY 1, 2006, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2006 of the EQ Advisors Trust (“Trust”), as supplemented. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information relating to the investment strategy of an allocated portion of the EQ/Small Cap Value Portfolio (“Small Cap Value Portfolio”).

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On September 1, 2006, Franklin Advisory Services LLC (“Franklin”) was appointed as an adviser to an allocated portfolio of the Small Cap Value Portfolio (“Franklin Allocated Portion.”) It is anticipated, under normal circumstances, that the Franklin Allocated Portion will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies that Franklin defines as companies similar to those that comprise the Russell 2500 Index. Franklin generally looks for companies that it believes are undervalued at the time of purchase and have potential for capital appreciation. Equity securities include common stocks, preferred stocks and convertible securities. Franklin believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth.

The Franklin Allocated Portion will generally invest in securities of U.S. companies but may invest up to 15% of its total assets in securities of foreign companies and also may invest up to 25% of its total assets in derivatives.